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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     Date of Report (Date of earliest event reported): April 7, 1999


                           IATROS HEALTH NETWORK, INC.
             (Exact name of registrant as specified in its charter)


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          Delaware                     0-20354                 23-2596710
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(State or other jurisdiction of      (Commission             (IRS Employer
       incorporation)                File Number)          Identification No.)
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4514 Travis Street, Suite 330, Dallas, TX                        75205
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(Address of principal executive offices)                       (Zip Code)
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       Registrant's telephone number, including area code: (214) 599-9777
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 7, 1999, Iatros Health Network, Inc. ("Iatros") acquired all of the issued and outstanding shares of the capital stock (the "Shares") of Southland Medical Supplies, Inc., d/b/a/ Southland Medical Supply ("Southland") from HF Holdings ("HF Holdings") (the "Acquisition"). Southland, based in Knoxville, Tennessee, is a distributor of medical supplies to hospitals, skilled nursing homes, assisted living facilities and to home care patients in 16 states.

         Iatros acquired the Shares for a purchase price of $5,000. Immediately prior to the Acquisition, Southland sold certain accounts receivable to Total Capital, L.P. for the amount of $3,750,000. Pursuant to the Stock Purchase and Note Payoff Agreement, immediately following the closing of the Acquisition, Southland paid to HF Holdings $2,115,000 in full satisfaction of indebtedness to HF Holdings in the amount of $4,395,460 and, in addition, HF Holdings released Southland from any other obligations by Southland to HF Holdings.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         As of the date hereof, it is impracticable for the registrant to provide the required historical and pro forma financial statements and information in response to Items 7(a) and (b). Such statements and information will be prepared and filed as soon as practicable, but in no event later than 60 days from the date on which this report is filed.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. See above.
         (b)  PRO FORMA FINANCIAL INFORMATION. See above.
         (c) EXHIBITS. The exhibits listed in the exhibit index are filed as part of, or incorporated by reference in, this current report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           IATROS HEALTH NETWORK, INC.

Date: April 21, 1999              By:   /s/
     -----------------               -------------------------------------
                                     Ronald E. Lusk
                                     Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

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         Exhibit        Description
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
           2.1 Stock Purchase and Note Payoff Agreement dated as of April 7, 1999 by and between Iatros Health Network, Inc., HF Holdings, Inc., Home Technology Health Care, Inc., Southland Medical Supplies, Inc., d/b/a Southland Medical Supply, Steven Williams, Derick Nance, Michael Carver, and Continental Illinois Venture Corporation.

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